Exhibit 99.1

Bank of America

Utilities Mini-Conference

Safe Harbor
This presentation and other Company reports and statements issued or made from time to time contain certain “forward-looking statements” concerning projected financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations.
Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union’s service areas; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union’s natural gas distribution businesses; new legislation and government regulations and proceedings involving or impacting Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other business or investment that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations - such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union’s or any of its subsidiaries’ debt security ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions, such as any acquisition or divestiture of a business unit or any asset.

Contact:
Southern Union Company
Jack Walsh, 800-321-7423
jack.walsh@sug.com

SUG Highlights
•  NYSE listed Common Stock (ticker: SUG)
•  Equity market capitalization approximately $2.8 billion
•  Total assets over $5.8 billion
•  Annual cash dividend of $.40 per share
–  Yield approximately 1.6%
•  Investment grade credit ratings
–  BBB - Standard & Poor's
–  Baa3 - Moody’s Investor Services
–  BBB - Fitch Ratings

The Transforming Years

Results Reflect Transformation

Value Creation Strategy
•  Move to higher returning businesses
–  2003: Panhandle/Texas Gas
–  2004: Investment in Cross Country
–  2006: Sid Richardson/PG Energy & Rhode Island
•  Efficiently manage existing assets
–  Integration of Panhandle and Cross Country
–  MGE rate structure
–  Shared services
•  Use free cash flow to fund growth and optimize capitalization
–  Reinvest in growth projects
–  Optimize debt level - maintain ratings/maximize return
•  Broaden shareholder appeal
–  Change in FY from June to December
–  Cash dividend
–  Improved transparency of disclosures

Expansive Footprint

Pipeline Assets

Trunkline LNG Company
•  One of North America’s largest operating facilities
•  Fully contracted with high credit quality counterparty—
BG Group—until 2028
•  1.2 Bcf/d baseload sendout
•  9.0 Bcf storage
•  Send out capacity to be expanded to 1.8 Bcf/d by mid 2006
•  Ambient air vaporization and NGL extraction to be in service by 2008
Distribution Assets
•  Headquartered in Kansas City, MO
•  Serves approximately 500,000 customers
•  Serves 34 counties throughout MO
•  Regulated by the Missouri PSC
•  Filed for $41.7 million rate increase

SU Gas Services Overview
•  Major provider of gas gathering and processing services in the Permian Basin
•  Fully integrated pipeline system
•  Reliable operations
•  Attractive contract structure
•  Strong producer relationships

System Map & Asset Detail

Differentiating Factors
•  Inter-connected assets
–  High pressure “backbone” connects local systems
–  Treatment and blending
–  Can accept a variety of gas qualities
•  Attractive contract structure
–  Fixed recoveries
–  Ease of administration
–  Fixed F F & U
•  Operational reliability
–  Market responsiveness
–  Reject/blend modes
–  Low F F & U

Differentiating Factors

Processing Risk Profile

Hedging Strategy
•  SUG purchased put options initially to limit downside
–  $11 floor for 2006 on 45,000 MMBtu/d
–  $10 floor for 2007 on 25,000 MMBtu/d
•  We can hedge effectively on Waha natural gas due to fixed recovery contract structure; eliminates exposure to NGL’s and to basis risk

Mitigated Contract Risk
•  Percent of Proceeds Contracts
-   45% by volume
-   80 - 85% by margin
-   Spreads price risk to both producer and pipeline
-   Fixed recovery and fuel % in contract
-   Allows pipeline and producer to hedge its interests
-   Allows pipeline to benefit from operational flexibility
-   Creates pipeline option to optimize revenue when processing is economic
-   Contract contains recovery of treating, compression and gathering services

•  Fee Based / Conditioning Fee Contracts
–   55% by volume
–   15 - 20% by margin
–   Contracts contain fixed fees for service
–   Depending on gas quality contracts may contain upside for processing and no downside risk below base fee
–   Creates exposure to diverse producer base with no downside commodity risk

Diversified Producer Base
•  Top 12 high-quality producers account for approximately 60% of volumes
•  Stable, active and diversified producer base with no one customer accounting for as much as 10% of total volume
•  Unsurpassed producer relationships
•  Permian Basin still continuing to be developed as companies pursue new growth opportunities

Growth Projects

Projects in Process

SUGS Growth Projects
•  Deep Atoka Gas Development - Loving, Winkler and Ward Counties, Texas
–  ~200MMcf/d currently producing
–  Expect to double that by 2008 with 16 to 18 rigs
–  5 to 30MM/d per well
•  C-Line Expansion - Eddy County, New Mexico
–  20 miles system expansion
–  7 MMcf/d initially
•  Eunice Area Expansion Projects - Lea County, New Mexico
–  70 MMcf/d expansion
–  Expect to connect additional volumes from major active producers in 2006 and 2007
–  High margin, rich, sour, low pressure gas
•  Spraberry Trend Expansion - Reagan County, Texas
–  20 mile extension of system into Spraberry trend
–  Over 15 MMcf/d of 6.6 GPM gas
–  Infill drilling continues at a steady pace
•  Exxon Block 16 and Waha Area Project - Ward, Pecos and Reeves County, Texas
–  23 MMcf/d of existing production off competitors system
–  Facilities to by completed by August 1
•  Grey Ranch Plant High CO2 Expansion - Terrell and Pecos Counties, Texas
–  Partner in plant is largest landowner and producer in region
–  Partner has requested plant expansion from 110MM/d to 180MM/d to accommodate growth
•  West Texas Barnett Shale - Culberson, Reeves, Pecos & Jeff Davis Counties, TX
–  Over 2 MM acres have been leased in past 2 years in area with little infrastructure for gas or NGL’s
–  Approximately 40 evaluation wells have been drilled, are drilling or are permitted
–  Chesapeake recently acquired 135,000 acres and active exploratory program with established commercial production in the area from Hallwood and Four Sevens (Alpine)
–  Additional players include, EOG, Encana, Petro-Hunt, Burlington, Quicksilver and Southwestern Energy

SUGS Index Map

Financial Information

Strong Cash Generator

EPS Growth Profile

Segment Operating Income

Respect for the Balance Sheet
…and improved our balance sheet.

We have accomplished this with a combination of prudent financing and strong internal equity formation.

1Q 2006 Highlights ($000s)
•  Includes SUG’s 50% of Transwestern’s interest and depreciation of $23 million plus SUG’s 25% of Citrus’ interest, taxes, and depreciation of $57 million.
•  Includes $6.6 million of cash settlement from March options less $1.2 million non-cash income related to the time value portion of the hedge.

1Q EBIT Reconciliation ($000s)

Questions